WAIVER

THIS WAIVER (this “Waiver”) is dated as of May 27, 2009, by and between CHINA BROADBAND, INC., a Nevada corporation,  (the “Company”) and the holders named on the signature page hereto (the “Holder”).

BACKGROUND

WHEREAS, the Company issued to Holders the Promissory Notes dated as of January 11, 2008 in the aggregate principal amount of $4,850,000, (as amended, restated, supplemented or otherwise modified from time to time, the “Notes”) pursuant to a Subscription Agreement dated as of January 11, 2008 (the “Subscription Agreement”).

WHEREAS, commencing about June of 2009 the Company intends to issue between 1,666,667 and  3,333,334 shares of common stock to new investors at a price per share of $0.15 resulting in gross proceeds of between $250,000 and $500,000 (the “Financing”).

WHEREAS, the Company has requested that the Holder consent to the Financing and waive its rights under Section 12 of the Subscription Agreement as it relates to this Financing only.  The Holder is willing to do so on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of the Company by the Holder, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.           All capitalized terms not otherwise defined herein shall have the meanings given to them in the Subscription Agreement and Note.

2.           Each Holder hereby consents to the Financing and waives all rights to the anti-dilution protection under Sections 12(a)-(d) of the Subscription Agreement arising as a result of the Financing proposed to be entered into by the Company.  The Company hereby acknowledges that the Holder is not waiving any other rights under the Subscription Agreement, including, without limitation, any future application of the antidilution provisions contained in Section 12 of the Subscription Agreement.

3.           The Company agrees that the Conversion Price (as such term is defined in the Notes) in the Notes shall be reduced from $0.75 to $0.25 per share, subject to further adjustment in accordance with the Subscription Agreement or herein.  Accordingly, Section 2.1 of the Notes is hereby amended and restated to read as follows:

“2.1. Holder’s Conversion Rights. Subject to Section 2.2, for so long as this Note remains outstanding and not fully paid, the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest, into shares of Common Stock, subject to the terms and conditions set forth in this Article III, at the rate of $0.25 per share of Common Stock (“Conversion Price”), as the same may be adjusted pursuant to this Note and the Subscription Agreement. The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 2.3.”

4.           In the event a Holder makes an additional investment in the Company in the form of a convertible note or any other equity or equity linked security on or prior to July 6, 2009 (the “Additional Investment”), such Holder’s Conversion Price in the Notes shall be further reduced $0.20 or such lower price as may result from the application of the provisions of Section 12 of the Subscription Agreement.

5.           The Company agrees and covenants that, if it raises capital in excess of $10,000,000 and up to $20,000,000 it will repay the Notes, on a pari pasu basis based on outstanding principal and interest, a minimum of 12.5% of the net proceeds raised.  The amount paid by the Company shall be paid towards reduction from the principal debt currently owed to each Holder on a pari pasu basis.  The Company agrees that if it raises capital in excess of $20,000,000 the amount of the Notes that it shall be required to repay shall be a minimum of 15.0% of the net proceeds raised.  The amount paid by the Company shall be paid towards reduction from the principal debt currently owed to each Holder on a pari pasu basis.

6.           Each Holder who makes an Additional Investment, agrees to enter into an agreement with Clive Ng, whereby Mr. Ng will be given, upon request, all voting control and power over the shares of common stock underlying the convertible note or other equity or equity linked security purchased.

7.           The Company hereby represents, warrants and covenants as follows:

(a)           This Waiver constitute legal, valid and binding obligations of the Company and is enforceable against the Company in accordance with its respective terms.

(b)           Except as set forth in this Waiver, the Company hereby reaffirms, as of the date hereof (or if any such representation, covenant or warranty is expressly stated to have been made as of a specific date, as of such specific date), all covenants, representations and warranties made in the Subscription Agreement, the Notes, related Warrants (including Placement Agent Warrants) and all documents, instruments and agreements entered into in connection with the transactions contemplated thereby (collectively, the “Purchase Documents”).

(c)           Except as set forth in this Waiver, all terms and conditions of the Purchase Documents shall continue unchanged and in full force and effect, including, without limitation, the provisions set forth in Section 12 of the Subscription Agreement.

(d)           No Event of Default has occurred and is continuing or would exist after giving effect to this Waiver.

8.           The Holder hereby represents and warrants as follows:

(a)           It has the power and authority to execute, deliver and perform this Waiver and that this Waiver is a legal, valid and binding obligation, enforceable against it.

(b)           It owns, of record and beneficially, and has valid title to, the Note, free and clear of any and all liens.

9.           The execution, delivery and effectiveness of this Waiver shall not operate as a waiver of any right, power or remedy of the Holder, nor constitute a waiver of any provision of any Purchase Documents.

10.           Each party agrees to execute and deliver promptly any and all such further reasonable documents, instruments and certificates, and to undertake all such further acts, as may be necessary, desirable or appropriate to effectuate the terms of this Waiver, including, without limitation, the execution of an amendment to the Note, if such amendment is deemed necessary or desirable by legal counsel to the Company, to effectuate the intention of the foregoing provisions.

11.           Each party agrees that it will reasonably cooperate with the other party to effectuate the intention of this Waiver.  The waivers and other agreements contained herein by the Holder are irrevocable.

12.           This Waiver constitutes the entire understanding of the parties relating to the subject matter hereof and supersedes all prior agreements and understandings, whether oral or written.

13.           This Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

14.           Section headings in this Waiver are included herein for convenience of reference only and shall not constitute a part of this Waiver for any other purpose.

15.           This Waiver may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement.  Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

[Counter Part Signature Page to Waiver Agreement of China Broadband, Inc. ]

IN WITNESS WHEREOF, this Waiver has been duly executed as of the day and year first written above.

CHINA BROADBAND, INC.

By: _____________________
Name:  Marc Urbach
Title:    President

Globis Capital Partners LP
   By:___________________, as General Partner

By: _____________________
Name:
Title:

Globis Overseas Fund, Ltd.

By: _____________________
Name:
Title:

Globis Asia, LLC

By: _____________________
Name
Title:

Marcia Kreinberg

By: _____________________
Name
Title:

Oliveira Capital, LLC

By: _____________________
Name
Title:

[Counter Part Signature Page to Waiver Agreement of China Broadband, Inc. Continued]

Nicole Kubin

By: _____________________
Name
Title:

Shai Stern

By: _____________________
Name
Title:

Chardan Capital Markets, LLC

By: _____________________
Name
Title:

Craig Samuels, IRA

By: _____________________
Name
Title: